UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 16, 2005

Qwest Communications International Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15577	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 992-1400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 1, 2005, Qwest Communications International Inc. (“QCII,” “we,” “us” or “our”) announced that its wholly-owned subsidiary, Qwest Services Corporation (“QSC”), had commenced a cash tender offer and consent solicitation with respect to its outstanding 13.00% Senior Subordinated Secured Notes due 2007, 13.50% Senior Subordinated Secured Notes due 2010 and 14.00% Senior Subordinated Secured Notes due 2014 (together, the “Notes”).  The Notes are guaranteed by QCII and another of its wholly-owned subsidiaries, Qwest Capital Funding, Inc. (“QCF”).  Upon receipt of the requisite consents required by the consent solicitation, on November 16, 2005, QSC, QCII and QCF entered into a First Supplemental Indenture with J.P. Morgan Trust Company, N.A. as successor to Bank One Trust Company, N.A. (the “First Supplemental Indenture”), which (1) eliminates substantially all of the covenants and certain events of default in the original indenture governing the Notes and (2) releases all of the collateral securing the Notes, including the collateral securing QCII’s guarantees of the Notes.

The First Supplemental Indenture eliminates the following restrictive covenants, among others, as well as the events of default related to such restrictive covenants: limitations on indebtedness; limitations on dividends, share repurchases and investments; limitations on asset transfers and sales; limitations on transactions with affiliates; change of control repurchase obligations; limitations on liens; and limitations on specified business activities.  In addition, the First Supplemental Indenture (1) eliminates the restriction against QCII and/or QSC consolidating or merging with or into, or transferring substantially all of the assets of QCII or QCII and its restricted subsidiaries to, any person, (2) eliminates provisions for cross-acceleration relating to any debt obligations of QCII, QSC and any restricted subsidiary of QCII in the aggregate in excess of $100 million and (3) eliminates as an event of default if final judgments are entered against QCII, QSC or any restricted subsidiary of QCII in an aggregate amount in excess of $100 million.

In addition to releasing all collateral securing the Notes, including all collateral securing QCII’s guarantees of the Notes, all collateral securing any other debt securities of QCII, including all collateral securing any guaranty by QSC of such debt securities, will be released, and any subordination provisions of such QSC guarantees will be terminated, all in accordance with the terms of the applicable indentures.

These amendments and the release of collateral became operative on November 16, 2005, which is the date that Notes representing at least 66-2/3% in aggregate principal amount of outstanding Notes not owned by QSC or its affiliates validly tendered (and not validly withdrawn) were accepted for purchase by QSC.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the First Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 3.03.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

Exhibit 4.1

First Supplemental Indenture, dated as of November 16, 2005, among Qwest Services Corporation, Qwest Communications International Inc., Qwest Capital Funding, Inc. and J.P.Morgan Trust Company, N.A. as successor to Bank One Trust Company, N.A.

Forward Looking Statements Warning

This filing may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives; our substantial indebtedness, and our inability to complete any efforts to de-lever our balance sheet through asset sales or other transactions; any adverse outcome of the current investigation by the U.S. Attorney’s office in Denver into certain matters relating to us; adverse results of increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are the subject of governmental investigations, and, to the extent not covered by insurance, if any, our inability to satisfy any resulting obligations from funds available to us, if any; potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete including the likelihood of certain of our competitors consolidating with other providers or otherwise reorganizing their capital structure to more effectively compete against us; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; and our ability to utilize net operating losses in projected amounts.

The information contained in this filing is a statement of Qwest’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest’s assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest’s assumptions or otherwise. The cautionary statements contained or referred to in this filing should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This filing may include analysts’ estimates and other information prepared by third parties for which Qwest assumes no responsibility.

Qwest undertakes no obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements and other statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this filing, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest Communications International Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.

DATE: November 21, 2005	By:	/s/ Stephen E. Brilz
Name: Stephen E. Brilz
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1

First Supplemental Indenture, dated as of November 16, 2005, among Qwest Services Corporation, Qwest Communications International Inc., Qwest Capital Funding, Inc. and J.P.Morgan Trust Company, N.A. as successor to Bank One Trust Company, N.A.